[Logo]  M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual Fund(R)




                                   MASSACHUSETTS INVESTORS TRUST
                                   SEMIANNUAL REPORT o JUNE 30, 1998


                                   [Graphic Omitted]


              ----------------------------------------------------
              LEARNING FINANCIAL BASICS THE EASY WAY (see page 31)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE SIX MONTHS ENDED JUNE 30, 1998, CLASS A SHARES OF THE TRUST PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 16.40%, CLASS B SHARES 16.05%, CLASS C SHARES 16.02%, AND CLASS I SHARES 16.63%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.)

   o THE TRUST FOLLOWS A DISCIPLINED APPROACH TOWARD WHAT THE MANAGERS CONSIDER TO BE BLUE-CHIP INVESTING, FAVORING LARGE-CAPITALIZATION, HIGH-QUALITY COMPANIES WITH ABOVE-AVERAGE GROWTH RATES.

   o THE TRUST IS SEEKING TO TAKE ADVANTAGE OF A GROWING WAVE OF CONSOLIDATION IN THE FINANCIAL SERVICES SECTOR, PARTICULARLY IN THE INSURANCE INDUSTRY.

   o THE IMPACT OF THE TROUBLED JAPANESE ECONOMY ON SOME PORTFOLIO COMPANIES HAS BEEN OFFSET BY THE STRONG U.S. AND EUROPEAN ECONOMIES. THE PORTFOLIO HAS VERY LITTLE EXPOSURE TO THE PRODUCTION-ORIENTED ECONOMIES OF SOUTHEAST
     ASIA SUCH AS MALAYSIA, SINGAPORE, AND INDONESIA AND, THEREFORE, THE ECONOMIC TURMOIL IN THAT REGION HAS HAD LITTLE IMPACT ON THE PORTFOLIO.



--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of Jeffrey L. Shames]

----------------------------
      Jeffrey L. Shames

Dear Shareholders:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

We believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended June 30, 1998, Class A shares of the Trust provided a total return of 16.40%, Class B shares 16.05%, Class C shares 16.02%, and Class I shares 16.63%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.71% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Q. WHAT DIFFERENTIATES THE PORTFOLIO FROM OTHER LARGE-CAP INVESTMENT VEHICLES?

A. The portfolio follows a strong investment discipline. We invest in large-capitalization, high-quality companies, seek growth at a reasonable price, strive for a dividend yield that is 90% of the dividend yield of the S&P 500, seek to keep volatility lower than that of the S&P 500, and try to stay fully invested. MFS(R) Original Research(SM), our process of selecting stocks through in-depth fundamental analysis of companies' earnings outlooks, managements, business models, competitive strategies, market positions, and growth prospects, sets us apart and has been a clear factor in our success.

Q. FINANCIAL SERVICES IS YOUR LARGEST SECTOR. WHY ARE THESE COMPANIES APPEALING?

A. In the financial services sector we're featuring investments in insurance companies, based on their fundamental strengths and as a means of leveraging the growing trend toward consolidation in this industry. Consolidation will allow companies to function more efficiently and produce cleaner, more profitable balance sheets, which should positively impact share prices. Because consolidation in the insurance industry is a newer phenomenon than it is in the banking business, we are focusing less on banking and brokerage stocks. Some key holdings for the sector include Hartford Financial Services, Chubb, and Allstate.

Q. AIR PRODUCTS IS A NEW STOCK IN YOUR TOP 10. WHY DO YOU FEEL THIS IS AN ATTRACTIVE INVESTMENT?

A. Air Products is an industrial gas company that exemplifies what we're looking for in the portfolio. The company locates its plants at customer sites, and customers contract to take a certain amount of product or to pay the difference for what they don't use. Any excess product that the plant can make is sold to other customers, which helps keep plants running more profitably. Also, the company has modified its management compensation plan to focus on earnings growth. As a result, Air Products is more rigorously examining its corporate investments, which has helped earnings growth more easily reach the bottom line. The company has potential earnings growth in the mid-teens and its stock sells for a reasonable price given its earnings prospects, so we get growth at a good price.

Q. GILLETTE HAS BEEN A TOP HOLDING IN THE PORTFOLIO FOR SOME TIME. WHAT DO YOU THINK OF THEIR NEW RAZOR PRODUCT?

A. The new razor product is an excellent example of the strength of Gillette's business model. Unlike companies that rely on gaining new customers or increasing consumption among existing customers, Gillette has built a successful business by constantly improving its products and convincing customers to pay more for them. I've tried the new razor, and I think it's great.

Q. AMERICAN HOME PRODUCTS, YOUR FIFTH-LARGEST HOLDING, RECENTLY ANNOUNCED A MERGER WITH MONSANTO. WHAT CAN YOU TELL US ABOUT THE DEAL?

A. This is a very strategic merger for both companies. American Home Products
   (AHP) is one of the world's largest pharmaceutical and health care companies. It produces products such as Advil and Robitussin. Monsanto, in addition to producing well-known products like NutraSweet and Round-Up, has cutting-edge agricultural products that should thrive under AHP's management and strong financial discipline. We are optimistic about the new company's growth prospects.

Q. YOU HAVE THE ABILITY TO INVEST UP TO 35% OF THE PORTFOLIO IN INTERNATIONAL STOCKS. TO WHAT DEGREE DO YOU USE THIS FLEXIBILITY?

A. The portfolio will probably never reach that level and currently is only about 8% invested in non-U.S. dollar stocks. Ten percent to 15% is a reasonable maximum. We only invest overseas if we find a company with quality and growth potential equivalent to those of a U.S. company and whose stock is selling at a discount sufficient to compensate for currency risk.

Q. WHAT IMPACT HAS THE ASIAN CRISIS HAD ON LARGE MULTINATIONAL COMPANIES SUCH AS THOSE OFTEN FOUND IN THE PORTFOLIO?

A. The portfolio doesn't have much exposure to economies in Asia such as Malaysia, Indonesia, and Singapore. Japan is a consumer economy, and some of our holdings have a presence there. However, U.S. companies have had a hard time selling products in Japan because of that country's trade barriers. This has provided some protection that, combined with the strength of the European and American economies, has limited the impact on stocks in the portfolio.


/s/ Mitchell D. Dynan        /s/ John D. Laupheimer, Jr.   /s/ Kevin R. Parke
    Mitchell D. Dynan            John D. Laupheimer, Jr.       Kevin R. Parke
    Portfolio Manager            Portfolio Manager             Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   MITCHELL D. DYNAN IS A VICE PRESIDENT -- INVESTMENTS OF MFS(R) INVESTMENT MANAGEMENT(SM) AND PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND. HE ALSO IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND, AS WELL AS MFS(R) MERIDIAN(SM) U.S. EQUITY FUND, MFS(R) AMERICAN(SM) U.S. EQUITY FUND, AND THE CONSERVATIVE GROWTH SERIES OFFERED THROUGH MFS/SUN LIFE ANNUITY PRODUCTS. HE JOINED MFS IN 1986 AS A MEMBER OF THE RESEARCH DEPARTMENT AND WAS NAMED AN ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1987, A VICE PRESIDENT -- INVESTMENTS IN 1988, AND A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1995. FROM 1983 TO 1986 MR. DYNAN WORKED AS A SECURITIES ANALYST ON WALL STREET. HE STARTED HIS CAREER AS A BANK LENDING OFFICER IN 1979. A GRADUATE OF TUFTS UNIVERSITY, HE IS A MEMBER OF THE BOSTON SOCIETY OF SECURITY ANALYSTS FEDERATION AND IS A CHARTERED FINANCIAL ANALYST.

   JOHN D. LAUPHEIMER, JR., IS A SENIOR VICE PRESIDENT OF MFS(R) INVESTMENT MANAGEMENT(SM) AND PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND. HE ALSO MANAGES THE CONSERVATIVE GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, MFS(R) GROWTH WITH INCOME SERIES, PART OF MFS(R) VARIABLE INSURANCE TRUST(SM), AND CO-MANAGES THE MFS(R) AMERICAN(SM) U.S. EQUITY FUND AND MFS(R) MERIDIAN(SM) U.S. EQUITY FUND. MR. LAUPHEIMER JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS AN INDUSTRY SPECIALIST. HE WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1984, VICE PRESIDENT -- INVESTMENTS IN 1986, PORTFOLIO MANAGER OF MFS(R) TOTAL RETURN FUND IN 1987, PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1992, AND SENIOR VICE PRESIDENT IN 1995. MR. LAUPHEIMER IS A GRADUATE OF BOSTON UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

   KEVIN R. PARKE WAS NAMED CHIEF EQUITY OFFICER OF MFS(R) INVESTMENT MANAGEMENT(SM) EFFECTIVE AUGUST 1, 1998. MR. PARKE IS AN EXECUTIVE VICE PRESIDENT, DIRECTOR OF EQUITY RESEARCH, AND A MEMBER OF THE EXECUTIVE COMMITTEE OF MFS(R) INVESTMENT MANAGEMENT(SM), AS WELL AS PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, THE CONSERVATIVE GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R) GROWTH WITH INCOME SERIES, PART OF MFS(R) VARIABLE INSURANCE TRUST(SM). HE OVERSEES THE COMMITTEE OF ANALYSTS WHO COLLECTIVELY MANAGE MFS(R) RESEARCH FUND. MR. PARKE ALSO OVERSEES THE MFS(R) MERIDIAN(SM) AND MFS(R) AMERICAN(SM) U.S. RESEARCH FUNDS. MR. PARKE JOINED THE RESEARCH DEPARTMENT IN 1985 AS AN INDUSTRY SPECIALIST. HE WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1987, VICE PRESIDENT -- INVESTMENTS AND PORTFOLIO MANAGER OF MFS(R) LARGE CAP GROWTH FUND IN 1988, PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1991, SENIOR VICE PRESIDENT IN 1993, DIRECTOR OF EQUITY RESEARCH IN 1995, AND EXECUTIVE VICE PRESIDENT IN 1997. MR. PARKE IS A GRADUATE OF LEHIGH UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                SEEKS REASONABLE CURRENT INCOME AND LONG-TERM GROWTH
                            OF INCOME AND CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    JULY 15, 1924

  CLASS INCEPTION:          CLASS A  JULY 15, 1924
                            CLASS B  SEPTEMBER 7, 1993
                            CLASS C  JULY 1, 1996
                            CLASS I  JANUARY 2, 1997

  SIZE:                     $9.2 BILLION NET ASSETS AS OF JUNE 30, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH JUNE 30, 1998

CLASS A

                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +16.40%      +28.89%      +126.25%      +180.62%        +457.15%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --         +28.89%      + 31.28%      + 22.92%        + 18.74%
------------------------------------------------------------------------------------------------------------------
SEC Results                                         --         +21.48%      + 28.72%      + 21.47%        + 18.04%
------------------------------------------------------------------------------------------------------------------

CLASS B
                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +16.05%      +28.09%      +121.48%      +170.16%        +436.84%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --         +28.09%      + 30.35%      + 21.99%        + 18.30%
------------------------------------------------------------------------------------------------------------------
SEC Results                                         --         +24.09%      + 29.75%      + 21.81%        + 18.30%
------------------------------------------------------------------------------------------------------------------

CLASS C
                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +16.02%      +28.06%      +123.32%      +176.87%        +450.15%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --         +28.06%      + 30.71%      + 22.59%        + 18.59%
------------------------------------------------------------------------------------------------------------------
SEC Results                                         --         +27.06%      + 30.71%      + 22.59%        + 18.59%
------------------------------------------------------------------------------------------------------------------

CLASS I
                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +16.63%      +29.35%      +127.44%      +181.99%        +460.44%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --         +29.35%      + 31.51%      + 23.04%        + 18.81%
------------------------------------------------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


PORTFOLIO CONCENTRATION AS OF JUNE 30, 1998

FINANCIAL SERVICES                 24.6%
HEALTH CARE                        13.1%
CONSUMER STAPLES                   10.2%
UTILITIES & COMMUNICATIONS          8.3%
RETAILING                           8.2%


TOP 10 STOCK HOLDINGS

BRISTOL-MYERS SQUIBB CO.  2.7%        HARTFORD FINANCIAL SERVICES GROUP,
Pharmaceutical products company         INC.  1.5%
                                      Multiline insurance company
AIR PRODUCTS & CHEMICALS,
  INC.  1.7%                          U.S. BANCORP  1.5%
Diversified chemical company          Bank holding company

GENERAL ELECTRIC CO.  1.7%            BENEFICIAL CORP.  1.5%
Diversified manufacturing and         Consumer financial services company
  financial services conglomerate
                                      UNITED TECHNOLOGIES CORP.  1.5%
EXXON CORP.  1.6%                     Aerospace, defense, and building
International oil and gas company       equipment company

AMERICAN HOME PRODUCTS CO.  1.6%      MICROSOFT CORP.  1.5%
Pharmaceutical and home products      Computer software and systems
  company                               company

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1998

Stocks - 96.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 87.5%
  Aerospace - 4.7%
    Allied Signal, Inc.                                                1,760,200          $   78,108,875
    General Dynamics Corp.                                               663,900              30,871,350
    Goodrich (B.F.) Co.                                                  550,400              27,313,600
    Lockheed-Martin Corp.                                              1,009,121             106,840,686
    Raytheon Co., "A"                                                    933,400              53,787,175
    United Technologies Corp.                                          1,432,300             132,487,750
                                                                                          --------------
                                                                                          $  429,409,436
--------------------------------------------------------------------------------------------------------
  Airlines - 0.1%
    AMR Corp.*                                                           150,000          $   12,487,500
--------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.1%
    Case Corp.                                                           239,423          $   11,552,160
--------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.2%
    VF Corp.                                                             392,000          $   20,188,000
--------------------------------------------------------------------------------------------------------
  Automotive - 0.8%
    Federal Mogul Corp.                                                  381,800          $   25,771,500
    Ford Motor Co.                                                       340,000              20,060,000
    TRW, Inc.                                                            507,700              27,733,113
                                                                                          --------------
                                                                                          $   73,564,613
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 7.3%
    Comerica, Inc.                                                       971,150          $   64,338,687
    Firstar Corp.                                                        688,100              26,147,800
    Fleet Financial Group, Inc.                                          187,500              15,656,250
    National City Corp.                                                1,201,600              85,313,600
    Northern Trust Corp.                                                 449,000              34,236,250
    Norwest Corp.                                                      3,424,800             128,001,900
    State Street Corp.                                                 1,015,900              70,605,050
    SunTrust Banks, Inc.                                                 500,000              40,656,250
    US Bancorp                                                         3,160,200             135,888,600
    Washington Mutual, Inc.                                            1,718,450              74,645,172
                                                                                          --------------
                                                                                          $  675,489,559
--------------------------------------------------------------------------------------------------------
  Building - 0.7%
    American Standard Cos., Inc.*                                        700,000          $   31,281,250
    Sherwin Williams Co.                                                 948,200              31,409,125
                                                                                          --------------
                                                                                          $   62,690,375
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.8%
    International Business Machines Corp.                                943,300          $  108,302,631
    Xerox Corp.                                                          597,500              60,720,938
                                                                                          --------------
                                                                                          $  169,023,569
--------------------------------------------------------------------------------------------------------
  Business Services - 1.0%
    Computer Sciences Corp.                                              949,700          $   60,780,800
    DST Systems, Inc.*                                                   544,200              30,475,200
                                                                                          --------------
                                                                                          $   91,256,000
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    Century Telephone Enterprises, Inc.                                  175,350          $    8,044,181
--------------------------------------------------------------------------------------------------------
  Chemicals - 2.3%
    Air Products & Chemicals, Inc.                                     3,707,700          $  148,308,000
    DuPont (E.I.) de Nemours & Co., Inc.                                 212,400              15,850,350
    Praxair, Inc.                                                      1,001,300              46,873,356
                                                                                          --------------
                                                                                          $  211,031,706
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Compaq Computer Corp.                                                560,000          $   15,890,000
    Microsoft Corp.*                                                   1,220,200             132,239,175
                                                                                          --------------
                                                                                          $  148,129,175
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.5%
    BMC Software, Inc.*                                                  425,600          $   22,104,600
    Computer Associates International, Inc.                            1,503,850              83,557,666
    Oracle Corp.*                                                      1,262,800              31,017,525
                                                                                          --------------
                                                                                          $  136,679,791
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 8.2%
    Black & Decker Corp.                                               1,126,700          $   68,728,700
    Clorox Co.                                                           319,890              30,509,509
    Colgate-Palmolive Co.                                              1,230,800             108,310,400
    Gillette Co.                                                       1,671,400              94,747,487
    Kimberly-Clark Corp.                                               2,312,500             106,085,937
    Philip Morris Cos., Inc.                                           1,895,500              74,635,313
    Procter & Gamble Co.                                                 791,800              72,103,288
    Service Corp. International                                        1,996,300              85,591,362
    Tyco International Ltd.                                            1,722,600             108,523,800
                                                                                          --------------
                                                                                          $  749,235,796
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.9%
    Cooper Industries, Inc.                                              584,696          $   32,121,737
    General Electric Co.                                               1,623,400             147,729,400
    Honeywell, Inc.                                                    1,002,600              83,779,762
                                                                                          --------------
                                                                                          $  263,630,899
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    CBS Corp.                                                            226,300          $    7,185,025
    Time Warner, Inc.                                                    386,400              33,013,050
    Viacom, Inc.,  "B"*                                                  350,000              20,387,500
                                                                                          --------------
                                                                                          $   60,585,575
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.0%
    Associates First Capital Corp., "A"                                  367,208          $   28,229,115
    Beneficial Corp.                                                     865,700             132,614,419
    CIT Group, Inc., "A"                                                 903,000              33,862,500
    Federal Home Loan Mortgage Corp.                                   1,220,600              57,444,487
    Heller Financial, Inc., "A"*                                         563,400              16,902,000
    Household International, Inc.                                        327,300              16,283,175
    Merrill Lynch & Co., Inc.                                            400,000              36,900,000
    Morgan Stanley, Dean Witter & Co.                                    500,000              45,687,500
                                                                                          --------------
                                                                                          $  367,923,196
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.4%
    Archer-Daniels-Midland Co.                                         1,250,000          $   24,218,750
    Bestfoods Co.                                                        822,400              47,750,600
    Coca-Cola Co.                                                        210,900              18,031,950
    Corn Products International, Inc.*                                    50,000               1,693,750
    General Mills, Inc.                                                  212,900              14,557,038
    Hershey Foods Corp.                                                  330,800              22,825,200
    Interstate Bakeries Corp.                                            901,800              29,928,487
    McCormick & Co., Inc.                                                350,600              12,522,994
    Nabisco Holdings Corp., "A"                                          311,000              11,215,438
    PepsiCo., Inc.                                                       215,100               8,859,431
    Ralston-Ralston Purina Co.                                         1,008,500             117,805,406
                                                                                          --------------
                                                                                          $  309,409,044
--------------------------------------------------------------------------------------------------------
  Insurance - 9.5%
    Allstate Corp.                                                     1,138,700          $  104,262,219
    Chubb Corp.                                                        1,606,000             129,082,250
    CIGNA Corp.                                                        1,279,700              88,299,300
    Conseco, Inc.                                                        150,000               7,012,500
    Hartford Financial Services Group, Inc.                            1,189,400             136,037,625
    Lincoln National Corp.                                               766,200              70,011,525
    MBIA, Inc.                                                           345,300              25,854,337
    Progressive Corp.                                                    652,300              91,974,300
    Torchmark Corp.                                                    2,304,200             105,417,150
    Transamerica Corp.                                                   540,900              62,271,112
    Travelers Group, Inc.                                                809,049              49,048,596
                                                                                          --------------
                                                                                          $  869,270,914
--------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    Eaton Corp.                                                          565,400          $   43,959,850
    York International Corp.                                             300,000              13,068,750
                                                                                          --------------
                                                                                          $   57,028,600
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 8.4%
    American Home Products Corp.                                       2,733,400          $  141,453,450
    Bristol-Myers Squibb Co.                                           2,111,700             242,713,519
    Johnson & Johnson                                                  1,000,000              73,750,000
    McKesson Corp.                                                       545,000              44,281,250
    Merck & Co., Inc.                                                    160,320              21,442,800
    Pfizer, Inc.                                                         911,500              99,068,656
    Pharmacia & Upjohn, Inc.                                             811,600              37,435,050
    Schering Plough Corp.                                                119,980              10,993,167
    Warner-Lambert Co.                                                 1,474,800             102,314,250
                                                                                          --------------
                                                                                          $  773,452,142
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.7%
    Columbia/HCA Healthcare Corp.                                      2,094,100          $   60,990,662
    HealthSouth Corp.*                                                 2,654,100              70,831,294
    Medtronic, Inc.                                                      375,800              23,957,250
    Tenet Healthcare Corp.*                                            2,448,600              76,518,750
    United Healthcare Corp.                                            1,653,000             104,965,500
                                                                                          --------------
                                                                                          $  337,263,456
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Phelps Dodge Corp.                                                   300,000          $   17,156,250
--------------------------------------------------------------------------------------------------------
  Oils - 3.8%
    Chevron Corp.                                                        199,100          $   16,537,744
    Exxon Corp.                                                        2,039,200             145,420,450
    Mobil Corp.                                                          902,700              69,169,387
    Texaco, Inc.                                                       1,200,500              71,654,844
    USX-Marathon Group                                                 1,344,600              46,136,588
                                                                                          --------------
                                                                                          $  348,919,013
--------------------------------------------------------------------------------------------------------
  Photographic Products
    Eastman Kodak Co.                                                     39,300          $    2,871,356
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.6%
    Browning Ferris Industries, Inc.                                     238,000          $    8,270,500
    Waste Management, Inc.                                             1,388,500              48,597,500
                                                                                          --------------
                                                                                          $   56,868,000
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.7%
    Gannett Co., Inc.                                                  1,260,400          $   89,567,175
    Tribune Co.                                                        1,006,200              69,239,138
                                                                                          --------------
                                                                                          $  158,806,313
--------------------------------------------------------------------------------------------------------
  Railroads - 1.0%
    Burlington Northern Santa Fe Railway Co.                             781,607          $   76,744,037
    CSX Corp.                                                            300,000              13,650,000
                                                                                          --------------
                                                                                          $   90,394,037
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.7%
    Cendant Corp.*                                                       869,387          $   18,148,454
    McDonalds Corp.                                                      729,500              50,335,500
                                                                                          --------------
                                                                                          $   68,483,954
--------------------------------------------------------------------------------------------------------
  Stores - 6.2%
    CVS Corp.                                                          1,268,200          $   49,380,538
    Home Depot, Inc.                                                     733,000              60,884,812
    Liz Claiborne, Inc.                                                  316,500              16,537,125
    Nordstrom, Inc.                                                      892,600              68,953,350
    Office Depot, Inc.*                                                  609,500              19,237,344
    Penney (J.C.), Inc.                                                1,536,100             111,079,231
    Rite Aid Corp.                                                     2,385,200              89,594,075
    Sears, Roebuck & Co.                                               1,796,400             109,692,675
    Wal-Mart Stores, Inc.                                                729,700              44,329,275
                                                                                          --------------
                                                                                          $  569,688,425
--------------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Kroger Co.*                                                          733,600          $   31,453,100
    Meyer (Fred), Inc.                                                   162,300               6,897,750
    Safeway, Inc.*                                                     2,470,800             100,530,675
                                                                                          --------------
                                                                                          $  138,881,525
--------------------------------------------------------------------------------------------------------
  Telecommunications - 3.1%
    AirTouch Communications, Inc.*                                       240,500          $   14,054,219
    Alltel Corp.                                                         804,300              37,399,950
    Cincinnati Bell, Inc.                                                592,400              16,957,450
    Cisco Systems, Inc.*                                                 286,800              26,403,525
    Lucent Technologies, Inc.                                            305,000              25,372,188
    MCI Communications Corp.                                             939,500              54,608,437
    Sprint Corp.                                                       1,083,600              76,393,800
    WorldCom, Inc.*                                                      655,000              31,726,562
                                                                                          --------------
                                                                                          $  282,916,131
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.1%
    Carolina Power & Light Co.                                           244,300          $   10,596,512
    Cinergy Corp.                                                        791,600              27,706,000
    CMS Energy Corp., "G"                                                393,900              17,331,600
    FPL Group, Inc.                                                      441,500              27,814,500
    Illinova Corp.                                                       365,100              10,953,000
    New Century Energies, Inc.                                           207,000               9,405,563
    Pinnacle West Capital Corp.                                          412,800              18,576,000
    Texas Utilities Co.                                                  998,000              41,541,750
    Unicom Corp.                                                         572,400              20,069,775
    Wisconsin Energy Corp.                                               350,200              10,637,325
                                                                                          --------------
                                                                                          $  194,632,025
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.1%
    Columbia Gas System, Inc.                                          1,148,400          $   63,879,750
    KN Energy, Inc.                                                      686,000              37,172,625
                                                                                          --------------
                                                                                          $  101,052,375
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.9%
    Bell Atlantic Corp.                                                  385,200          $   17,574,750
    BellSouth Corp.                                                      518,800              34,824,450
    GTE Corp.                                                          1,352,200              75,216,125
    SBC Communications, Inc.                                           1,131,600              45,264,000
                                                                                          --------------
                                                                                          $  172,879,325
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $8,040,894,416
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 8.6%
  Bermuda - 1.1%
    Ace Ltd. (Insurance)                                                 943,700          $   36,804,300
    Exel Ltd. (Insurance)                                                822,600              64,008,563
                                                                                          --------------
                                                                                          $  100,812,863
--------------------------------------------------------------------------------------------------------
  Canada - 0.7%
    Canadian National Railway Co. (Railroads)                          1,208,300          $   64,190,938
--------------------------------------------------------------------------------------------------------
  France - 0.9%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                1,509,700          $   61,425,919
    Sanofi S.A. (Medical and Health Products)                            154,000              18,084,730
                                                                                          --------------
                                                                                          $   79,510,649
--------------------------------------------------------------------------------------------------------
  Germany - 0.5%
    Henkel KGAA (Chemicals)                                              502,800          $   49,681,594
--------------------------------------------------------------------------------------------------------
  Japan - 0.5%
    AFLAC, Inc. (Insurance)                                              920,000          $   27,887,500
    Sony Corp. (Electronics)                                             200,000              17,297,532
                                                                                          --------------
                                                                                          $   45,185,032
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.3%
    Akzo Nobel N.V. (Chemicals)                                          338,100          $   75,074,304
    ING Groep N.V. (Financial Services)*                                 169,562              11,090,429
    ING Groep N.V., ADR (Financial Services)                             579,411              37,878,994
                                                                                          --------------
                                                                                          $  124,043,727
--------------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Mandamus Fastighet (Real Estate Investment Trust)*                    21,005          $      131,528
    Securitas AB (Security Services)                                     114,000               5,575,078
    Skandia Forsakrings AB (Insurance)                                 4,349,000              62,089,668
    Sparbanken Sverige AB, "A" (Banks and Credit Cos.)                   420,100              12,626,675
                                                                                          --------------
                                                                                          $   80,422,949
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.8%
    Nestle AG (Food and Beverage Products)                                18,500          $   39,611,478
    Novartis AG (Pharmaceuticals)                                         19,086              31,776,427
                                                                                          --------------
                                                                                          $   71,387,905
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.9%
    British Petroleum PLC, ADR (Oils)                                  1,483,365          $  130,906,961
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                      1,217,476              17,027,849
    PowerGen PLC (Utilities - Electric)*                               2,008,505              27,739,561
                                                                                          --------------
                                                                                          $  175,674,371
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  790,910,028
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $6,473,447,446)                                            $8,831,804,444
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.4%
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.2%
    Newell Financial Trust Co.##*                                        256,700          $   14,824,425
  Entertainment - 0.2%
    Houston Industries, Inc., 7%                                         262,000              19,519,000
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $24,884,095)                          $   34,343,425
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.6%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000) OMITTED
--------------------------------------------------------------------------------------------------------
    Duke Power Co., due 7/28/98                                      $     5,000          $    4,979,375
    Federal Home Loan Mortgage Corp., due 7/01/98 - 8/27/98              231,578             230,759,260
    Federal National Mortgage Assn., due 7/13/98 - 8/21/98                72,175              71,795,292
    General Electric Co., due 7/01/98                                     11,755              11,755,000
    National Rural Utilities Cooperative Finance, due 7/23/98             15,000              14,949,584
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  334,238,511
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $6,832,570,052)                                       $9,200,386,380

Other Assets, Less Liabilities - (0.1)%                                                       (6,329,734)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $9,194,056,646
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $6,832,570,052)       $9,200,386,380
  Cash                                                                 179,738
  Foreign currency, at value (identified cost, $1,868,041)           1,812,634
  Net receivable for foreign currency exchange contracts
    closed or subject to master netting agreements                     516,700
  Receivable for Trust shares sold                                  96,364,089
  Receivable for investments sold                                   47,489,661
  Dividends and interest receivable                                 12,256,448
  Other assets                                                          39,651
                                                                --------------
    Total assets                                                $9,359,045,301
                                                                --------------
Liabilities:
  Distributions payable                                           $  4,045,239
  Payable for investments purchased                                139,127,666
  Payable for Trust shares reacquired                               19,960,476
  Payable to affiliates -
    Management fee                                                     125,903
    Shareholder servicing agent fee                                     84,322
    Distribution and service fee                                       432,027
    Administrative fee                                                   3,082
  Accrued expenses and other liabilities                             1,209,940
                                                                --------------
      Total liabilities                                         $  164,988,655
                                                                --------------
Net assets                                                      $9,194,056,646
                                                                ==============
Net assets consist of:
  Paid-in capital                                               $6,526,583,368
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies              2,368,283,952
  Accumulated undistributed net realized gain on
    investment and foreign currency transactions                   297,782,536
  Accumulated undistributed net investment income                    1,406,790
                                                                --------------
      Total                                                     $9,194,056,646
                                                                ==============
Shares of beneficial interest outstanding                        459,033,392
                                                                 ===========

Class A shares:
  Net asset value per share
    (net assets of $5,928,262,804 / 294,911,913 shares of
     beneficial interest outstanding)                              $20.10
                                                                   ======
  Offering price per share (100 / 94.25)                           $21.33
                                                                   ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $2,717,888,809 / 136,527,879 shares of
     beneficial interest outstanding)                              $19.91
                                                                   ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $498,422,952 / 25,133,035 shares of
     beneficial interest outstanding)                              $19.83
                                                                   ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $49,482,081 / 2,460,565 shares of
     beneficial interest outstanding)                              $20.11
                                                                   ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1998
-------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                   $   55,564,491
    Interest                                                         7,332,909
    Foreign taxes withheld                                            (815,097)
                                                                --------------

      Total investment income                                   $   62,082,303
                                                                --------------
  Expenses -
    Management fee                                              $    6,743,125
    Trustees' compensation                                              78,091
    Shareholder servicing agent fee                                  4,256,042
    Distribution and service fee (Class A)                           8,446,982
    Distribution and service fee (Class B)                          10,329,954
    Distribution and service fee (Class C)                           1,696,202
    Administrative fee                                                 185,329
    Custodian fee                                                      729,275
    Postage                                                            363,943
    Printing                                                            69,472
    Auditing fees                                                       20,113
    Legal fees                                                           9,512
    Miscellaneous                                                    2,294,566
                                                                --------------
      Total expenses                                            $   35,222,606
    Fees paid indirectly                                              (292,372)
                                                                --------------
      Net expenses                                              $   34,930,234
                                                                --------------
        Net investment income                                   $   27,152,069
                                                                --------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                   $  315,149,093
      Foreign currency transactions                                    (25,450)
                                                                --------------
        Net realized gain on investment and foreign
          currency transactions                                 $  315,123,643
                                                                --------------
    Change in unrealized appreciation -
      Investments                                               $  755,948,939
      Translation of assets and liabilities in foreign
        currencies                                                     130,125
                                                                --------------
        Net unrealized gain on investments and foreign
          currency translation                                  $  756,079,064
                                                                --------------
          Net realized and unrealized gain on investments
            and foreign currency                                $1,071,202,707
                                                                --------------
            Increase in net assets from operations              $1,098,354,776
                                                                ==============
See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                              JUNE 30, 1998             DECEMBER 31, 1997
                                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   27,152,069                $   42,758,249
  Net realized gain on investment and foreign
    currency transactions                                       315,123,643                   475,712,512
  Net unrealized gain on investments and foreign
    currency translation                                        756,079,064                   679,447,907
                                                             --------------                --------------
    Increase in net assets from operations                   $1,098,354,776                $1,197,918,668
                                                             --------------                --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (22,390,218)               $  (36,968,683)
  From net investment income (Class B)                           (3,032,726)                   (4,911,186)
  From net investment income (Class C)                             (628,596)                     (625,297)
  From net investment income (Class I)                             (268,646)                     (253,082)
  From net realized gain on investment and foreign
    currency transactions (Class A)                             (54,698,309)                 (291,966,401)
  From net realized gain on investment and foreign
    currency transactions (Class B)                             (22,061,323)                 (101,973,791)
  From net realized gain on investment and foreign
    currency transactions (Class C)                              (3,567,077)                  (14,088,283)
  From net realized gain on investment and foreign
    currency transactions (Class I)                                (496,338)                   (1,559,900)
  In excess of net investment income (Class A)                       --                        (1,515,419)
  In excess of net investment income (Class B)                       --                          (201,319)
  In excess of net investment income (Class C)                       --                           (25,633)
  In excess of net investment income (Class I)                       --                           (10,374)
                                                             --------------                --------------
    Total distributions declared to shareholders             $ (107,143,233)               $ (454,099,368)
                                                             --------------                --------------
Net increase in net assets from Trust share
  transactions                                               $2,124,033,941                $2,208,342,129
                                                             --------------                --------------
      Total increase in net assets                           $3,115,245,484                $2,952,161,429
Net assets:
  At beginning of period                                      6,078,811,162                 3,126,649,733
                                                             --------------                --------------
  At end of period (including accumulated undistributed
    net investment income of $1,406,790 and $574,907,
    respectively)                                            $9,194,056,646                $6,078,811,162
                                                             ==============                ==============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                              SIX MONTHS ENDED          ----------------------------------------------------------------------
                                 JUNE 30, 1998             1997            1996            1995            1994           1993
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                $17.52           $14.46          $12.71          $10.07          $11.50         $12.31
                                        ------           ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income                 $ 0.09           $ 0.18          $ 0.21          $ 0.25          $ 0.25         $ 0.39
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                          2.78             4.33            3.07            3.67           (0.36)          0.86
                                        ------           ------          ------          ------          ------         ------
    Total from investment
      operations                        $ 2.87           $ 4.51          $ 3.28          $ 3.92          $(0.11)        $ 1.25
                                        ------           ------          ------          ------          ------         ------
Less distributions declared to
  shareholders -
  From net investment income            $(0.08)          $(0.17)         $(0.21)         $(0.46)         $(0.25)        $(0.39)
  From net realized gain on
    investments and foreign
    currency transactions                (0.21)           (1.27)          (1.32)          (0.82)          (1.05)         (1.67)
  In excess of net investment
    income                                --              (0.01)           --              --             (0.00)+++       --
  In excess of net realized gain
    on investment and foreign
    currency transactions                 --               --              --              --             (0.02)          --
                                        ------           ------          ------          ------          ------         ------
    Total distributions declared
     to shareholders                    $(0.29)          $(1.45)         $(1.53)         $(1.28)         $(1.32)        $(2.06)
                                        ------           ------          ------          ------          ------         ------
Net asset value - end of period         $20.10           $17.52          $14.46          $12.71          $10.07         $11.50
                                        ======           ======          ======          ======          ======         ======
Total return(+)                         16.40%++         31.69%          25.90%          39.34%         (1.02)%         10.03%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             0.72%+           0.74%           0.74%           0.70%           0.71%          0.68%
  Net investment income                  0.93%+           1.09%           1.51%           2.13%           2.20%          3.04%
Portfolio turnover                         19%              44%             47%             54%             87%            41%
Net assets at end of period
 (000,000 omitted)                      $5,928           $4,323          $2,678          $2,074          $1,535         $1,626

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data for the periods subsequent to December 31, 1992, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included the results would have been lower.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------------
                                                     1992             1991              1990            1989            1988
----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $13.87           $12.28            $13.55          $11.22          $11.26
                                                   ------           ------            ------          ------          ------
Income from investment operations -
  Net investment income                            $ 0.32           $ 0.38            $ 0.43          $ 0.45          $ 0.40
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                     0.69             2.95             (0.45)           3.56            0.76
                                                   ------           ------            ------          ------          ------
    Total from investment operations               $ 1.01           $ 3.33            $(0.02)         $ 4.01          $ 1.16
                                                   ------           ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.33)          $(0.39)           $(0.43)         $(0.45)         $(0.39)
  From net realized gain on investment and
    foreign currency transactions                   (2.22)           (1.32)            (0.82)          (1.22)          (0.81)
  In excess of net realized gain on
    investment and foreign currency
    transactions                                     --              (0.00)+++          --              --              --
  From paid in capital                              (0.02)           (0.03)             --             (0.01)          (0.00)+++
                                                   ------           ------            ------          ------          ------
    Total distributions declared to
      shareholders                                 $(2.57)          $(1.74)           $(1.25)         $(1.68)         $(1.20)
                                                   ------           ------            ------          ------          ------
Net asset value - end of period                    $12.31           $13.87            $12.28          $13.55          $11.22
                                                   ======           ======            ======          ======          ======
Total return(+)                                     7.68%           27.41%           (0.33)%          35.80%          10.12%
Ratios (to average net assets)/Supplemental data:
  Expenses                                          0.62%            0.62%             0.47%           0.50%           0.55%
  Net investment income                             2.30%            2.73%             3.28%           3.40%           3.39%
Portfolio turnover                                    46%              44%               26%             20%             19%
Net assets at end of period (000,000
  omitted)                                         $1,548           $1,530            $1,265          $1,382          $1,139

(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    January 2, 1991). If the charge had been included, the results would have been lower.
+++ Per share amount was less than $0.01.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED        -------------------------------------------------------------------------
                                JUNE 30, 1998             1997              1996            1995           1994          1993*
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $17.36           $14.36            $12.63          $10.03         $11.48         $13.02
                                       ------           ------            ------          ------         ------         ------
Income from investment operations# -
  Net investment income                $ 0.02           $ 0.07            $ 0.10          $ 0.15         $ 0.15         $ 0.04
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         2.77             4.28              3.06            3.64          (0.36)          0.32
                                       ------           ------            ------          ------         ------         ------
    Total from investment
      operations                       $ 2.79           $ 4.35            $ 3.16          $ 3.79         $(0.21)        $ 0.36
                                       ------           ------            ------          ------         ------         ------
Less distributions declared to shareholders -
  From net investment income           $(0.03)          $(0.08)           $(0.11)         $(0.37)        $(0.17)        $(0.23)
  From net realized gain on
    investment and foreign
    currency transactions               (0.21)           (1.27)            (1.32)          (0.82)         (1.05)         (1.67)
  In excess of net investment
    income                               --              (0.00)+++          --              --            (0.00)+++       --
  In excess of net realized gain
    on investment and foreign
    currency transactions                --               --                --              --            (0.02)          --
                                       ------           ------            ------          ------         ------         ------
    Total distributions declared
     to shareholders                   $(0.24)          $(1.35)           $(1.43)         $(1.19)        $(1.24)        $(1.90)
                                       ------           ------            ------          ------         ------         ------
Net asset value - end of period        $19.91           $17.36            $14.36          $12.63         $10.03         $11.48
                                       ======           ======            ======          ======         ======         ======
Total return                           16.05%++         30.75%            25.05%          38.05%        (1.88)%          2.62%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                            1.40%+           1.41%             1.54%           1.56%          1.61%          1.56%+
  Net investment income                 0.25%+           0.42%             0.72%           1.25%          1.37%          1.05%+
Portfolio turnover                        19%              44%               47%             54%            87%            41%
Net assets at end of period
 (000,000 omitted)                     $2,718           $1,522              $437            $165            $69            $15

  * For the period from the inception of Class B, September 7, 1993, through December 31, 1993.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                      SIX MONTHS ENDED                    --------------------------------
                                                         JUNE 30, 1998                      1997                    1996**
                                                           (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                                               CLASS C
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                           $17.30                    $14.33                    $13.93
                                                                ------                    ------                    ------
Income from investment operations# -
  Net investment income                                         $ 0.02                    $ 0.07                    $ 0.05
  Net realized and unrealized gain on investments and
    foreign currency transactions                                 2.75                      4.27                      1.76
                                                                ------                    ------                    ------
    Total from investment operations                            $ 2.77                    $ 4.34                    $ 1.81
                                                                ------                    ------                    ------
Less distributions declared to shareholders -
  From net investment income                                    $(0.03)                   $(0.10)                   $(0.09)
  From net realized gain on investment and foreign
    currency transactions                                        (0.21)                    (1.27)                    (1.32)
  In excess of net investment income                              --                       (0.00)+++                  --
                                                                ------                    ------                    ------
    Total distributions declared to shareholders                $(0.24)                   $(1.37)                   $(1.41)
                                                                ------                    ------                    ------
Net asset value - end of period                                 $19.83                    $17.30                    $14.33
                                                                ======                    ======                    ======
Total return                                                    16.02%++                  30.76%                    12.74%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                     1.40%+                    1.41%                     1.49%+
  Net investment income                                          0.25%+                    0.42%                     0.77%+
Portfolio turnover                                                 19%                       44%                       47%
Net assets at end of period (000,000 omitted)                     $498                      $211                       $12

 ** For the period from the inception of Class C, July 1, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Trust's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                     YEAR ENDED
                                                                  JUNE 30, 1998           DECEMBER 31, 1997***
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $17.52                         $14.33
                                                                         ------                         ------
Income from investment operations# -
  Net investment income                                                  $ 0.13                         $ 0.26
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  2.78                           4.44
                                                                         ------                         ------
    Total from investment operations                                     $ 2.91                         $ 4.70
                                                                         ------                         ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.11)                        $(0.23)
  From net realized gain on investment and foreign currency
    transactions                                                          (0.21)                         (1.27)
  In excess of net investment income                                       --                            (0.01)
                                                                         ------                         ------
    Total distributions declared to shareholders                         $(0.32)                        $(1.51)
                                                                         ------                         ------
Net asset value - end of period                                          $20.11                         $17.52
                                                                         ======                         ======
Total return                                                             16.63%++                       33.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.39%+                         0.41%+
  Net investment income                                                   1.26%+                         1.42%+
Portfolio turnover                                                          19%                            44%
Net assets at end of period (000 omitted)                               $49,482                        $22,555

*** For the period from the inception of Class I, January 2, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
## The Trust's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
Massachusetts Investors Trust (the Trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of the Trust's month-end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Trust based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS              BASED ON GROSS INCOME
-----------------------------------      --------------------------------------
First $200 million            0.30%      First $6 million                 6.67%
Next $300 million             0.24%      Next $9 million                  5.33%
In excess of $500 million     0.12%      In excess of $15 million         2.67%

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $23,915 for the six months ended June 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $5,033,913 for the six months ended June 30, 1998, as its portion of the sales charge on sales of Class A shares of the Trust.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Trust's distribution plan provides that the Trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Trust related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Trust's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,369,000 for the six months ended June 30, 1998. Fees incurred under the distribution plan during the six months ended June 30, 1998, were 0.33% of average daily net assets attributable to Class A shares on an annualized basis.

The Trust's distribution plan provides that the Trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Trust's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $74,061 and $41,382 for Class B and Class C shares, respectively, for the six months ended June 30, 1998. Fees incurred under the distribution plan during the six months ended June 30, 1998, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 1998, were $25,182, $1,235,308, and $93,824 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Trust's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,289,332,586 and $1,404,386,331, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $6,832,570,052
                                                               --------------
Gross unrealized appreciation                                  $2,408,099,235
Gross unrealized depreciation                                     (40,282,907)
                                                               --------------
    Net unrealized appreciation                                $2,367,816,328
                                                               ==============

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED JUNE 30, 1998            YEAR ENDED DECEMBER 31, 1997
                                 ---------------------------------        --------------------------------
                                      SHARES                AMOUNT            SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                       97,930,826        $1,881,129,111       108,356,333       $ 1,816,718,757
Shares issued to shareholders
 in reinvestment of
 distributions                     3,045,621            59,731,228        15,057,865           254,083,546
Shares transferred to Class I           --                    --            (977,846)          (14,217,885)
Shares reacquired                (52,838,702)       (1,014,665,970)      (60,788,485)       (1,014,640,995)
                                  ----------        --------------       -----------       ---------------
    Net increase                  48,137,745        $  926,194,369        61,647,867       $ 1,041,943,423
                                  ==========        ==============       ===========       ===============

Class B Shares
                                    SIX MONTHS ENDED JUNE 30, 1998            YEAR ENDED DECEMBER 31, 1997
                                 ---------------------------------        --------------------------------
                                      SHARES                AMOUNT            SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                       55,141,311        $1,049,832,796        60,547,150       $ 1,011,314,619
Shares issued to shareholders
 in reinvestment of
 distributions                     1,145,295            22,216,907         5,752,255            96,250,575
Shares reacquired                 (7,425,010)         (140,715,668)       (9,037,298)         (150,648,443)
                                  ----------        --------------       -----------       ---------------
    Net increase                  48,861,596        $  931,334,035        57,262,107       $   956,916,751
                                  ==========        ==============       ===========       ===============

Class C Shares
                                    SIX MONTHS ENDED JUNE 30, 1998            YEAR ENDED DECEMBER 31, 1997
                                 ---------------------------------        --------------------------------
                                      SHARES                AMOUNT            SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                       14,518,782        $  276,074,409        12,051,608       $   202,729,481
Shares issued to shareholders
 in reinvestment of
 distributions                       145,796             2,819,755           606,219            10,113,634
Shares reacquired                 (1,750,557)          (33,329,559)       (1,309,344)          (22,589,323)
                                  ----------        --------------       -----------       ---------------
    Net increase                  12,914,021        $  245,564,605        11,348,483       $   190,253,792
                                  ==========        ==============       ===========       ===============

Class I Shares
                                    SIX MONTHS ENDED JUNE 30, 1998            YEAR ENDED DECEMBER 31, 1997*
                                 ---------------------------------        --------------------------------
                                      SHARES                AMOUNT            SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        1,339,167        $   24,171,257           321,571       $     5,237,008
Shares issued to shareholders
 in reinvestment of
 distributions                        27,584               541,611           103,620             1,748,324
Shares transferred from Class A      --                  --                  977,846            14,217,885
Shares reacquired                   (193,347)           (3,771,936)         (115,876)           (1,975,054)
                                  ----------        --------------       -----------       ---------------
    Net increase                   1,173,404        $   20,940,932         1,287,161       $    19,228,163
                                  ==========        ==============       ===========       ===============

* For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

(6) Line of Credit
The Trust and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the six months ended June 30, 1998, was $16,564.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $516,700 with Swiss Bank Corp. at June 30, 1998.

At June 30, 1998, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

MASSACHUSETTS INVESTORS TRUST

Trustees                                            Assistant Secretary
Richard B. Bailey* - Private Investor;              James R. Bordewick, Jr.*
Former Chairman and Director (until 1991),
MFS Investment Management                           Custodian
                                                    State Street Bank and Trust Company
Peter G. Harwood - Private Investor
                                                    Investor Information
J. Atwood Ives - Chairman and Chief Executive       For MFS stock and bond market outlooks,
Officer, Eastern Enterprises (diversified           call toll free: 1-800-637-4458 anytime from
services company)                                   a touch-tone telephone.

Lawrence T. Perera - Partner, Hemenway              For information on MFS mutual funds, call your
& Barnes (attorneys)                                financial adviser or, for an information kit,
                                                    call toll free: 1-800-637-2929 any business day
William J. Poorvu - Adjunct Professor, Harvard      from 9 a.m. to 5 p.m. Eastern time (or leave a
University Graduate School of Business              message anytime).
Administration
                                                    Investor Service
Charles W.Schmidt - Private Investor                MFS Service Center, Inc.
                                                    P.O. Box 2281
Arnold D. Scott* - Senior Executive                 Boston, MA 02107-9906
Vice President, Director, and Secretary,
MFS Investment Management                           For general information, call toll free:
                                                    1-800-225-2606 any business day from
Jeffrey L. Shames* - Chairman, Chief                8 a.m. to 8 p.m. Eastern time.
Executive Officer, and Director,
MFS Investment Management                           For service to speech- or hearing-impaired,
                                                    call toll free: 1-800-637-6576 any business day
Elaine R. Smith - Independent Consultant            from 9 a.m. to 5 p.m. Eastern time. (To use
                                                    this service, your phone must be equipped with
David B. Stone - Chairman and Director,             a Telecommunications Device for the Deaf.)
North American Management Corp.
(investment advisers)                               For share prices, account balances, and
                                                    exchanges, call toll free: 1-800-MFS-TALK
Investment Adviser                                  (1-800-637-8255) anytime from a touch-tone
Massachusetts Financial Services Company            telephone.
500 Boylston Street
Boston, MA 02116-3741                               World Wide Web
                                                    www.mfs.com
Distributor
MFS Fund Distributors, Inc.                                         For the fourth year in a row,
500 Boylston Street                                                 MFS earned a #1 ranking in the
Boston, MA 02116-3741                               [Dalbar Logo]   DALBAR, Inc. Broker/Dealer
                                                                    Survey, Main Office Operations
Portfolio Managers                                                  Service Quality Category. The
Mitchell D. Dynan*                                  firm achieved a 3.42 overall score on a scale
John D. Laupheimer, Jr.*                            of 1 to 4 in the 1997 survey. A total of 111
Kevin R. Parke*                                     firms responded, offering input on the quality
                                                    of service they received from 29 mutual fund
Treasurer                                           companies nationwide. The survey contained
W. Thomas London*                                   questions about service quality in 11
                                                    categories, including "knowledge of operations
Assistant Treasurers                                contact," "keeping you informed," and "ease of
Mark E. Bradley*                                    doing business" with the firm.
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*


*Affiliated with the Investment Adviser

                                                               -----------------
MASSACHUSETTS                                                       Bulk Rate
INVESTORS TRUST                                                   U.S. Postage
                                                                      Paid
[Logo] M F S(R)                                                       MFS
INVESTMENT MANAGEMENT                                          -----------------
We invented the mutual fund(R)



500 Boylston Street
Boston, MA 02116-3741



[DALBAR LOGO]



(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                  MIT-3 8/98 521M 13/213/313/813